Exhibit 26(r)

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Mark W. Mullin

Mark W. Mullin, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ William Brown

William Brown, Jr., Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ William L. Busler

William L. Busler, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Peter Kunkel

Peter Kunkel, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Ronald F. Mosher

Ronald F. Mosher, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Steven E. Frushtick

Steven E. Frushtick, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ James P. Larkin

James P. Larkin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Peter P. Post

Peter P. Post, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Cornelis H. Verhagen

Cornelis H. Verhagen, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ E. Kirby Warren

E. Kirby Warren, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Actuary of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Colette F. Vargas

Colette F. Vargas, Director and Chief Actuary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Joseph P. Carusone

Joseph P. Carusone, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Vice President, Assistant Secretary and Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Robert F. Colby

Robert F. Colby, Director, Vice President, Assistant Secretary and Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD, and ARTHUR D. WOODS, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2007.

/s/ Elizabeth Belanger

Elizabeth Belanger, Director